EXHIBIT 99.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Quarterly Report of Esterline Technologies Corporation (the "Company") on Form 10-Q for the period ended May 2, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Form 10-Q"), I, Robert D. George, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1)    The Form 10-Q fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

      (2)    The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 12, 2003	By:	/s/ Robert D. George Robert D. George Vice President, Chief Financial Officer, Secretary and Treasurer

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